POOLING AGREEMENT

THIS AGREEMENT is made effective the 25th day of August, 2025.

AMONG:

STARFIGHTERS SPACE, INC., a company existing under the laws of the State of Delaware

(the "Company")

AND:

RICHARD (RICK) WILLIAM SVETKOFF, having an address at 1608 North Jasmine Avenue, Tarpon Springs, FL 34689

(the "Shareholder")

WHEREAS:

(A) the Company contemplates listing (the "Listing") the shares of common stock in the capital of the Company (the "Shares") on the NYSE American LLC (the "Exchange"); and

(B) in connection with the Listing and as required by the Company's selling agent, Digital Offering LLC, the Shareholder has agreed to pool all the Shares that are held by the Shareholder to be held in escrow pursuant to the terms set out herein.

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties hereto agree as follows:

1. General Restriction on Sales, Pledges, etc.

The Shareholder shall not directly or indirectly sell, assign, transfer, pledge, mortgage, or otherwise dispose of or encumber any legal or beneficial interest in the Shares subject to such Pool Term (hereinafter defined) or any portion thereof (each of which is a "Transaction"), nor shall they agree to do any such Transaction, whether or not any such Transaction is not to be effective until such time as the Shares have been released from the Pool (hereinafter defined) in accordance with the release schedule in Section 4 hereof.

2. Voting of Shares in Pool

All and any voting rights attached to the Shares shall at all times be exercised by the Shareholder, and all rights attached thereto including the right to receive payment of any dividends shall be for the benefit of the Shareholder.

3. Non-Applicability of Standstill Clause

The restrictions in Section 1 do not apply to the Shareholder in the case of a take-over bid, amalgamation, arrangement, merger or similar transaction of the Company by a third party who is arm's length to the Company.

4. Release of Pooled Shares

The Shares will be subject to contractual restrictions on resale, pursuant to which the Shares will be subject to a pool (the "Pool") for the periods described below (the "Pool Term") from the date the Company may complete the Listing (the "Listing Date"), with releases occurring on the following schedule:

(a) With respect to 10% of the Shares (the "First Tranche Shares")

18 months after the Listing Date	50% of the First Tranche Shares

Either:(i) 18 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

Either: (i) 18 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

Either:

(i) 18 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

Either:

(i) 18 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

Either:

(i) 18 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

Either:

(i) 18 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the First Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(b), (c), (d), (e), (f), (g) and (h)

(b) With respect to 10% of the Shares (the "Second Tranche Shares"):

24 months after the Listing Date	50% of the Second Tranche Shares

Either:

(i) 24 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

Either: (i) 24 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

Either:

(i) 24 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

Either:

(i) 24 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

Either:

(i) 24 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

24 months after the Listing Date, or Either:

(i) (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Second Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (c), (d), (e), (f), (g) and (h)

(c) With respect to 10% of the Shares (the "Third Tranche Shares"):

30 months after the Listing Date	50% of the Third Tranche Shares

Either:

(i) 30 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

Either: (i) 30 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

Either:

(i) 30 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

Either:

(i) 30 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

Either:

(i) 30 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

Either:

(i) 30 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Third Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (d), (e), (f), (g) and (h)

(d) With respect to 10% of the Shares (the "Fourth Tranche Shares"):

36 months after the Listing Date	50% of the Fourth Tranche Shares

Either:

(i) 36 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

Either: (i) 36 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

Either:

(i) 36 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

Either:

(i) 36 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

Either:

(i) 36 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

Either:

(i) 36 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Fourth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (e), (f), (g) and (h)

(e) With respect to 15% of the Shares (the "Fifth Tranche Shares"):

42 months after the Listing Date	50% of the Fifth Tranche Shares

Either:

(i) 42 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

Either: (i) 42 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

Either:

(i) 42 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

Either:

(i) 42 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

Either:

(i) 42 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

Either:

(i) 42 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Fifth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (f), (g) and (h)

(f) With respect to 15% of the Shares (the "Sixth Tranche Shares"):

48 months after the Listing Date	50% of the Sixth Tranche Shares

Either:

(i) 48 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

Either: (i) 48 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

Either:

(i) 48 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

Either:

(i) 48 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

Either:

(i) 48 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

Either:

(i) 48 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Sixth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (g) and (h)

(g) With respect to 15% of the Shares (the "Seventh Tranche Shares"):

54 months after the Listing Date	50% of the Seventh Tranche Shares

Either:

(i) 54 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

Either: (i) 54 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

Either:

(i) 54 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

Either:

(i) 54 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

Either:

(i) 54 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

Either:

(i) 54 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Seventh Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (h)

(h) With respect to 15% of the Shares (the "Eighth Tranche Shares"):

60 months after the Listing Date	50% of the Eighth Tranche Shares

Either:

(i) 60 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $17.95 for any period of 10 consecutive trading days after the Listing Date and the average trading volume of the Shares is greater than 250,000 Shares per day for those 10 consecutive trading days

25% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 25% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

Either: (i) 60 months after the Listing Date, or (ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 on any day after the Listing Date

5% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

Either:

(i) 60 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 60 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 60 day period following the Listing Date

5% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

Either:

(i) 60 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 90 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 90 day period following the Listing Date

5% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

Either:

(i) 60 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 120 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 120 day period following the Listing Date

5% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

Either:

(i) 60 months after the Listing Date, or

(ii) immediately, in the event the closing bid price of the Shares on the Exchange is greater than $5.38 for any period of 10 consecutive trading days beginning at least 150 days after the Listing Date and the average trading volume of the Shares was greater than 100,000 Shares per day for any 150 days following the Listing Date

5% of the Eighth Tranche Shares

Which, for greater certainty, in the event of an immediate release pursuant to (ii), is 5% of the total Shares held by the Shareholder when combined with the corresponding immediate releases in Sections 4(a), (b), (c), (d), (e), (f) and (g)

5. Termination

This Agreement may be terminated upon the written agreement of all parties.

6. Reorganizations, etc.

If, during the period in which any of the Shares are retained in escrow pursuant to this Agreement, a reorganization affecting the share capital occurs, then and in each such event, the Shares shall be released and replaced by the shares of stock and other securities and property upon the terms and conditions provided in the relevant reorganization documents.

7. Further Assurance

The parties shall, upon reasonable request and without unreasonable delay, execute and deliver any further documents or assurances and perform any acts necessary to carry out the intent and purposes of this Agreement. The Shareholder will allow a representative of the Company to inspect, at the Company's costs, the physical certificate or other instrument representing the Shares in order to ensure compliance with this Agreement during normal business hours on reasonable notice to the Shareholder provided that such inspections will not unduly impact or impede the ordinary business operations of the Shareholder.

8. Time

Time is of the essence of this Agreement.

9. Governing Laws and Venue

This Agreement shall be construed in accordance with and governed by the laws of the State of Florida applicable to contracts made and to be performed within the State of Florida. The parties attorn to the State of Florida in the event of any legal proceedings involving this Agreement.

10. Counterparts

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Each party hereto will be entitled to rely on delivery by facsimile or electronically delivered portable document format (PDF) of an executed copy of this Agreement and acceptance by a party of such facsimile or PDF copy will be equally effective to create a valid and binding agreement between the parties in accordance with the terms hereof.

11. Notices

All notices that may be or are required to be given pursuant to any provision of this Agreement are to be given or made in writing and served personally, delivered by courier or sent by facsimile or other electronic transmission:

(a) in the case of the Company, to:

Starfighters Space, Inc.
505 Odyssey Way, Suite 203
Kennedy Space Center, FL 32952
United States

Attention: David Whitney

Email:      dwhitney@starfightersspace.com

with a copy (which shall not constitute notice) to:

McMillan LLP

Suite 1500, 1055 West Georgia
Street Vancouver, BC, V6E 4N7
Canada

Attention: Michael Shannon

Email:      michael.shannon@mcmillan.ca

(b) in the case of the Shareholder, to the address provided above.

12. Independent Legal Advice

THE SHAREHOLDER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT HAS BEEN PREPARED BY MCMILLAN LLP, AS LEGAL COUNSEL TO THE COMPANY, AND THAT AT NO TIME HAS MCMILLAN LLP PROVIDED LEGAL ADVICE TO THE SHAREHOLDER, AND THE SHAREHOLDER HEREBY ACKNOWLEDGES AND DECLARES THAT THEY HAVE EITHER SOUGHT THE REQUISITE INDEPENDENT LEGAL ADVICE IN CONNECTION WITH THE ENTERING INTO OF THIS AGREEMENT OR HAVE WAIVED THEIR RIGHT THERETO.

13. Severability

Any provision of this Agreement which is or becomes prohibited and unenforceable does not invalidate, affect or impair the remaining provisions which shall be deemed to be severable from such prohibited or unenforceable provision.

14. Enurement

This Agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the day and year first written above.

STARFIGHTERS SPACE, INC.

Per:  /s/ David Whitney
Name: David Whitney
Title:  Chief Financial Officer

/s/ Rick Svetkoff________________________________
RICK SVETKOFF

SCHEDULE "A"

POOLED SHARES

Shareholder Name	Number of Pooled Shares
Richard William Svetkoff	14,170,000